UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 4/28/2022

Gaming and Leisure Properties, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	GLPI	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On April 28, 2022, Gaming and Leisure Properties, Inc. issued a press release announcing its financial results for the three months ended March 31, 2022.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Gaming and Leisure Properties, Inc. Earnings Press Release, dated April 28, 2022

104	The cover page from the Company's Current Report on Form 8-K, dated April 28, 2022, formatted in Inline XBRL.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2022	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Peter M. Carlino
	Name:	Peter M. Carlino
	Title:	Chairman of the Board and Chief Executive Officer

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